Other receivables, net	12 Months Ended
Mar. 31, 2026
Other Receivables Net
Other receivables, net

7.	Other receivables, net

	As of March 31,
	2026	2025
Other receivables	$69,110	$89,493
Less: allowance for credit losses	(60,699)	(58,510)
Other receivables, net	$8,411	$30,983

The allowance for credit loss was made on receivable due from Hunan Medical Star Technology Co., Ltd. (“Medical Star”). The Company believed collectability was remote, as Medical Star had sustained ongoing operating losses and lacked the financial capacity to settle its outstanding payables, which was consistent with the full impairment already recorded against the Company’s equity investment in Medical Star as disclosed in Note 8, Long-term Investments.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS